Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events
Subsequent Events

30.Subsequent events

In February 2022, the Group entered into a supplementary loan agreement with Delta Capital Growth Fund II, L.P, the Group’s related party who is a fully owned subsidiary of one of its Class A ordinary shareholders, pursuant to which the borrower agreed to, with respect to its existing loans to the Group with the principle amount of US$1,000,000 to be due on April 23, 2022 with an annual interest rate of 10.0%. The loan was repaid in April 2022.

In March and April, 2022, the Group issued 5,000,000 Class A Ordinary Shares to extent the awards in relation to the RSUs granted under 2021 Omnibus Incentive Plan.

In April 2022, the Group received a request for arbitration from Puritan’s Pride Inc., in connection with the alleged breach of the distribution agreement between Puritan’s Pride Inc., and a subsidiary of the Group dated December 12, 2016, as amended on December 31, 2019 (the “Distribution Agreement”). Puritan’s Pride is seeking no less than approximately US$17.1 million in damages for the alleged breach of the Distribution Agreement. With respect to the Distribution Agreement, the Group recorded accounts payables due to Puritan’s Pride Inc. for product goods procurement with the amount of approximately US$17.1 million in the consolidated balance sheets as of December 31, 2021. As of the date of this annual report, this arbitration claim remains in its preliminary stage, and the Group is unable to estimate the result of such claim. The Group is actively assessing our strategies to defend this claim.